Exhibit 32.2

CERTIFICATION OF PERIODIC REPORT

I, Thomas J. Jansen, VP Finance and Chief Financial Officer of RBS Global, Inc. and Rexnord Corporation hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.               the Quarterly Report on Form 10-Q of RBS Global, Inc. and Rexnord Corporation for the quarter ended June 29, 2003 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of RBS Global, Inc. and Rexnord Corporation.

Date:	August 13, 2003
	By:	/s/ THOMAS J. JANSEN
	Name:	Thomas J. Jansen
	Title:	VP Finance and Chief Financial Officer